Exhibit 99.2
 Annual Shareholders’ Meeting
 June 13, 2011
 Creating Value Through Innovation

 AGENDA
 Official Business
 Chairman’s Speech - George Jensen, Chairman and CEO
 Company Presentation - Stephen P. Herbert, President and COO
 Preliminary Voting Results - David M. DeMedio, CFO
 Q & A
 Adjourn

 Company Presentation
 Stephen P. Herbert, President and Chief Operating Officer

With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including but not limited to the ability of the Company to increase revenues in the future due to the developing and unpredictable markets for its products, the ability to achieve a positive cash flow, the ability to obtain orders for or install its products, the ability to obtain new customers and the ability to commercialize its products, which could cause actual results or revenues to differ materially from those contemplated by these statements.
 Forward Looking Statement

 • Market Opportunity/Value
 Proposition
 • Trends
 • Products and Services
 • Customer Results
 • Company Results

Market Opportunity/Value Proposition

Market Opportunity/Value Proposition
 USA Technologies is the
leading provider of wireless
cashless payment and M2M
solutions for self-serve
retailing industries.

“
.”

bc94481d8

Market Opportunity/Value Proposition

Currently focused on small ticket, self-serve retail market opportunities.

Kiosks $814B*
Vending $43B
$908 B
Commercial Laundry $11B
Amusement & Gaming $5B
Office Coffee $4B
Automated Car Wash $6B
Tolls $8B
Parking $17B

Sources:
US Department of Transportation, 2008
IHL Kiosk Study, 2010 (2011 projections)
First Research, March 2011, June 2010
Automatic Merchandisers State of the Coffee Industry 2009
Vending Times Census 2010
Smart Card Alliance 2006

*Includes self-checkout systems, ticketing kiosks check-in kiosks, food ordering kiosks, postal and other retail kiosks.

8

USA TECHNOLOGIES

ePort® CONNECT

SONY
Picture Station

100101011
USA
ACTIVITY

 Provide leading edge wireless
cashless payment services for
small ticket unattended retail.
 Connect remote, self-service
retail locations so owners and
operators can better manage their
business.
Market Opportunity/Value Proposition
$

USA TECHNOLOGIES

ePort® CONNECT

COLD DRINKS
Machine

A PCI compliant, end-to-end, suite of cashless
payment and telemetry services tailored to fit
the needs of self-service retail industries.
Card
Processing
Services
Wireless
Connectivity
Online Sales
Reporting
Over the Air
Updates &
Remote Data
Management
Data
Security
Health
Alerts
Consumer
Services
Settlement
Market Opportunity/Value Proposition
ePort Connect Service

Trends

Trends

Payment Industry Trends

The Nilson Report projects that debit cards will surpass cash as consumer's preferred method of payment in 2011.

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
cash
debit
checks
credit
the rest
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
checks
credit
the rest
cash
debit

©2009 The Nilson Report

12

USA TECHNOLOGIES

STARBUCKS
COFFEE

iPod
Music
Videos
Photos
Podcasts
Radio
Video Camera
Extras
Settings
Shuffle Songs
MENU

Trends
Consumer Trends
 Customers are now mandating cashless payment systems because credit and debit card acceptance are now the “NORM” for everyday small-ticket purchases.
 $5.00
 $3.50
 $.99

Generation Plastic (or Generation “P”) represents a
paradigm shift in how we buy-now and in the future.
Source: Harris Interactive
Trends
Consumer Trends

USA TECHNOLOGIES

MasterCard

VISA

JPMorgan Chase & Co.

citi

WELLS FARGO

Trends
These trends are being driven by both the consumer and the
credit card associations, issuing banks and others that service them.

USA TECHNOLOGIES

9:42 AM
My Cards
7777 0172 3989 4989
Scan Now
STARBUCKS
7777 0162 5311 9413
Scan Now!
Done

STARBUCKS CARD MOBILE APP

It's the fastest way to pay

10:48
wallet
Google
DEBIT
Google prepaid card
First Data
paypass

Google wallet

Trends
NFC-based mobile payment is poised to further push cashless.

Trends
NFC-based mobile payment is poised to further push cashless.

Trends
 USA Technologies is well positioned to capitalize on the mobile payment movement with 50,000+ NFC capable devices on the ePort Connect Service.

Trends
Consumer Demand
•Focus on convenience
•Desire for electronic micro-
payments
•Increasing dependence on cashless
for everday purchases
USAT believes that the confluence of several compelling
drivers will help to drive significant market adoption.
Market Sponsorship
•VISA, MC, Discover and banks are
driving broader market acceptance
•Mobile payment is fostering
further adoption
•Continued debit card growth
Customer Demand
•Key to increase profit margin
•Meeting their customer’s demand
•Wireless connectivity provides
additional operational benefits
Technology Improvements
•Wireless reliability up/costs down
•Hardware costs continue to decline,
increasing ROI of USAT solutions

Products and Services

Card
Processing
Services
Wireless
Connectivity
Online Sales
Reporting
Over the Air
Updates &
Remote Data
Management
Data
Security
Health
Alerts
Consumer
Services
Settlement
Products and Services
ePort Connect Service
A PCI compliant, end-to-end, suite of cashless
payment and telemetry services tailored to fit
the needs of self-service retail industries.

USA TECHNOLOGIES

Trustwave
CERTIFICATE
of COMPLIANCE
Awarded To:
USA Technologies, Inc.
TrustKeeper

VISA

CISP Compliant

Products and Services
Attained Certification for Card Industry’s highest
level of security - PCI Level One Service Provider.
ePort Connect Service

paypass

Approved...
Ready For Use.
MasterCard paypass
Demo Card

Please Make Your
Item Selection

Products and Services
Cashless Transactions
ePort accepts all forms of cashless.
Mag Stripe Cards
Contactless Cards & Fobs
Mobile Commerce

SERVICE
FILL/DEX
END
ePort
by USA Technologies
DEX
VISA
END
ePort
by USA Technologies
Welcome To ePort
Same as Cash
VISA
END

Products and Services
ePort® for Self-Service, Unattended Retail
• G8 enables cashless payments including credit/debit and NFC (mobile)
G8
EDGE
• ePort EDGE is designed for rapid retrofit - 10 minutes or less

Products and Services
• Includes ePort Connect Service and
 device
• ePort EDGE or G8
• Pay one low monthly service fee

Products and Services
Sales
Execution
Sales
Execution
Step 1
Deployment
Deployment
Planning
Planning
Knowledge
Knowledge
Base
Base
Step 2
Technical
Technical
Training
Training
Step 3
ePort
ePort
Connect
Connect
Setup
Setup
Step 4
Customer
Customer
Service
Service
Step 5
Deployment Planning Service
USA Technologies offers an exclusive, data-driven five-step deployment process.
Superior Customer Results
Superior Customer Results

USA TECHNOLOGIES

Terminals with Higher Consumer Usage
151
119
Terminals with 20% + % Cashless
Terminals Without Multi Vend Enabled
27
11%
218
89%
Profitable Terminals:
Annual Cashless Sales $1,000 & up
71
29%
Terminals Installed
5
2%
252
98%
Consumers Spend More with Credit and Debit
Average Cash Vend
$1.14
Terminal Usage:
Cashless vs. DEX Telemetry
7
3%
245
97%
Health Report:
Terminals Requiring a Service Call
2
No call in for 3 Days More
Annual Cashless Sales ($) vs. Industry Channel Benchmarks
$2,727
THIS EVALUATION
NOP Guideline
Benchmark All Channels
Percentage Cashless vs. Industry Channel Benchmarks
28%
THIS EVALUATION
Benchmark All Channels
Business
Percent Increase in Consumer Spending vs. Industry Channel Benchmarks
On Higher Priced Items
On Multi Vends
17%
19%
THIS EVALUATION
Business
Education
Healthcare
Military
Retail

Products and Services
Deployment Planning Service
• Evaluate current performance using
 cashless metrics
• Comparison against USAT
 Knowledge Base customers
• Evaluate individual machines for
 performance issues (health reports)

• Online availability of washers and dryers
• Cashless payments
• “Cycle Done” notification
  - Email
  - Cell Phone
  - Pager
Products and Services

 • The SDK enables kiosks, toll booths, gaming
 units, and other devices to accept cashless
 payment
 • End-to-end encryption
 • Compatible with Windows or Linux platforms
 • PCI DSS compliant
 • Alternative to traditional Point-Of-Sale (POS)
 devices
Products and Services
ePort SDK

USA TECHNOLOGIES

EnergyMisers

VendingMISER®

VendingMiser CoolerMiser SnackMiser

PlugMiser VM2iQ CM2iQ

Products and Services
 • Up to 40% reduction in energy
 consumption
 • Average sales price of $160
 • Product relaunched in 2011
 - new, more efficient device
 - new, more user friendly stand-alone
 website www.energymisers.net
 - rebranding

Customer Results

Credit and debit sales as a percentage of overall sales in customer locations continue to grow.

30%
25%
20%
15%
10%
5%
%
15.5%
16.5%
17.%
18.5%
20.8%
21.9%
23.7%
24.6%
23.8%
25.7%
27.8%
28.%
27.1%
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/15/10
9/30/10
12/31/10
3/31/11
cashless sales as a % of all sales

Customer Results
Source: USAT Knowledge Base. Quarterly results taken from varying sample sizes.

Average vend purchase ($) - Cash vs. Credit
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.15
$1.48
$1.05
$1.49
$1.16
$1.40
$1.17
$1.51
$1.54
$1.91
$1.42
$2.18
$1.15
$1.50
$1.58
$2.40
All Channels
Workplace
Education
Hospitals
Travel Centers
Hotels
Military
Entertainment
cash
credit/debit

Customer Results
Consumers’ vending purchases are on average 29%
greater when they use their credit or debit card.
Source: USAT Knowledge Base. Sample size of 24,375 ePorts, 4,230,208 transactions from a cross-section of locations types for
March 2011.

Cashless sales as a % of total sales are strong across all location types.

60.%
50.%
40.%
30.%
20.%
10.%
.%
27.%
26.1%
31.2%
15.7%
22.2%
28.3%
28.4%
All Channels
Workplace
Education
Hospitals
Travel Centers
Hotels
Military
Entertainment
cashless sales

Customer Results
Source: USAT Knowledge Base. Sample size of 24,375 ePorts, 4,230,208 transactions from a cross-section of locations types for
March 2011.

Company Results
• JumpStart
• Key Partnerships
• Accomplishments

Company Results
 • Accelerated Adoption
 - Increase in new customers of 81% during calendar year
 2010
 - Increase in connections of 73% during calendar year 2010
 - Significant increase in recurring revenue, from licensing and transaction fees: 81% during calendar year 2010
 • Competitive advantage

Company Results
Partnered with Verizon to deliver industry leading wireless, cashless payment services and M2M solutions for self serve,
unattended retail.

Company Results
Strategic Partnership with VISA - Three year marketing
partnership with VISA to support USAT’s to drive credit/debit adoption in the small-ticket, unattended retail space.

USA TECHNOLOGIES

CRANE® MERCHANDISING SYSTEMS™

A Crane Co. Company

Company Results
Crane Merchandising Systems, Inc. and USA Technologies, Inc.
announced a three-year agreement to deliver a combined
cashless vending solution to Crane customers in North America.

USA TECHNOLOGIES

AFFILIATED DISTRIBUTORS
WHERE INDEPENDENTS GROW AND PROSPER™

Rexel
ELECTRICAL & DATACOM SUPPLIES

Company Results
Secured reseller/distributor agreement with Affliliated Distributors and Rexel Holdings for the EnergyMiser products.

United States 2,180,038

'09	'08	Manufacturer	Units	Chg.
1	1	VeriFone	1,053,964	–15%
2	2	Ingenico	560,500	–5%
3	3	Hypercom	391,075	–15%
4	4	First Data	94,000	11%
5	5	Way Systems	14,000	–15%
6	**6**	**USA Technologies**	**12,759**	**1%**
7	7	ExaDigm	11,350	8%
8	8	Gemalto	7,000	17%
9	20	Hangchang Sys.	5,500	>999%
10	9	Castles Tech.	5,200	16%
11	11	Bluebird Soft	3,412	5%
12	10	Hangzhou Sunyard	3,300	–3%
13	13	Blue Bamboo	3,000	100%
14	14	M.POS	2,600	174%
15	—	Xinguodu Tech.	2,333	new
16	12	LinkFlex	1,000	–33%
17	16	Bitel	650	117%
18	—	Infocrypt	650	new
19	17	New POS Tech.	500	67%
20	—	PAX Tech.	233	new
21	19	SZZT Electronics	112	–28%

Company Results
©August 2010 The Nilson Report
Nilson Report named USAT as #6 in
U.S. for Point of Sale Terminal
shipments.

Company Results
USA Technologies Named to Deloitte's Fast 500 List of Fastest
Growing Companies in North America in October of 2010.

Company Results
112,000
 devices connected to the USALive Network.
 • A 53% increase from last year.
 • Driving an 81% increase in license and
 transaction revenue from last year.

Company Results

Connections to the ePort Connect Service continue to increase.

est.
total connected devices
devices on service
120,000
90,000
60,000
30,000
0
31,000
38,000
42,000
43,000
48,000
52,000
57,000
63,000
73,000
82,000
88,000
109,000
112,000
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11

6/30/11 estimates based upon results for April, May, and estimated results for June 2011.

44

Company Results
1,700
 customers on the ePort Connect Service
 • An 89% increase from last year.

Company Results

Growth in the number of customers on the ePort Connect Service continues to accelerate.

2,000
1,500
1,000
500
0
number of customers
total customers
525
600
775
900
1,050
1,200
1,400
1,700
est.
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11

6/30/11 estimates based upon results for April, May, and estimated results for June 2011.

46

Company Results

USAT Processed 19.3 million transactions with a value of $31.4 million for its customers in the 3/31/11 quarter.

28,000,000
24,000,000
20,000,000
16,000,000
12,000,000
8,000,000
4,000,000
$35 M
$30 M
$25 M
$20 M
$15 M
$10 M
$5 M
est.
est.
$10.4 M
$11.6 M
$10.6 M
$11.3 M
$13.5 M
$14.6 M
$15 M
$17.2 M
$20.8 M
$24.5 M
$26.2 M
$31.4 M
3,900,000
4,700,000
5,100,000
5,800,000
6,700,000
7,400,000
8,200,000
9,700,000
11,000,000
14,000,000
15,900,000
19,300,000
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
transactions
value of transactions

Transaction Volume by Quarter

6/30/11 estimates based upon results for April, May, and estimated results for June 2011.

47

Company Results

Increased Gross Profit

Gross Profit continues to grow.

$2,500,000.00
$2,000,000.00
$1,500,000.00
$1,000,000.00
$500,000.00
$0
est.
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
Gross Profit

6/30/11 estimates based upon results for April, May, and estimated results for June 2011.

48

Company Results

Total Revenue Growth

Total revenue continues to grow.

est.
est.
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
License & Service Revenue
Total Revenue

6/30/11 estimates based upon results for April, May, and estimated results for June 2011.

49

Company Results
Increased USAT Shareholder Value
JUN
JUL
AUG
SEP
OCT
NOV
DEC
JAN
FEB
MAR
APR
MAY
JUN
500%
400%
300%
200%
100%
0%
USAT
NASDAQ Composite
S&P 500

Our Company is Well Positioned for Continued Success
• Expanded market opportunity
• Market leading products and services
• Focused on generating value for shareholders, customers and partners
• Rising connections, processing volume, revenues, margins and reduced SG&A
• 79 patents issued
• Diversified product line, customer base and revenue streams
• A dedicated and talented team with a mission
All leading to a world-class company

 Annual Shareholders’ Meeting
 June 13, 2011
 Creating Value Through Innovation